SHAREHOLDERS' EQUITY	12 Months Ended
Dec. 31, 2012
SHAREHOLDERS' EQUITY
SHAREHOLDERS' EQUITY

NOTE 16 — SHAREHOLDERS’ EQUITY

In August 2012 the corporation consummated the previously announced $7.000 million rights offering and the investment by Steinhardt Capital Investors, LLLP (“SCI”) by issuing 2,140,123 shares of common stock for net proceeds of $11.506 million.  Also, in August 2012, the Corporation exited the TARP Capital Purchase Program (“CPP”) when the Corporations 11,000 Series A Preferred Shares, issued in April, 2009 to the U.S. Treasury, were publically offered and sold.  The Corporation repurchased the 379,310 of Common Stock Warrants issued to the U.S. Treasury under the CPP in December, 2012 for $1.3 million.

Participation in the TARP Capital Purchase Program

On April 24, 2009, the Corporation entered into and closed a Letter Agreement, including the Securities Purchase Agreement-Standard Terms (collectively, the “Securities Purchase Agreement”), related to the CPP.  Pursuant to the Securities Purchase Agreement, the Corporation issued and sold to the Treasury (i) 11,000 shares of the Corporation’s Series A Preferred Shares, and (ii) a 10-year Warrant to purchase 379,310 shares of the Corporation’s Common Shares, at an exercise price of $4.35 per share (subject to certain anti-dilution and other adjustments), for aggregate proceeds of $11.000 million in cash.

Amounts recorded for Preferred Stock and Warrant Common Stock were estimated based on an allocation of the total proceeds from the issuance on the relative fair values of both instruments.  Fair value of the Preferred Stock was determined based on assumptions regarding the discount rate (market rate) on the Preferred Stock (estimated 12%).  Fair value of the Warrant Common Stock is based on the value of the underlying Preferred Stock based on an estimate for a three year term.  The allocation of the proceeds received resulted in the recording of a discount on the Preferred Stock and a premium on the Warrant Common Stock.  The discount on the preferred was accreted on an effective yield basis over a three-year term.  The allocated carrying value of the Preferred Stock and Warrant Common Stock on the date of issuance (based on their relative fair values) was $10.382 million and $.618 million, respectively.  Cumulative dividends on the Preferred Stock are payable at 5% annum for the first five years and at a rate of 9% per annum thereafter on the liquidation preference of $1,000 per share.  The Company is prohibited from paying any dividend with respect to shares of common stock unless all accrued and unpaid dividends are paid in full on the Preferred Stock for all past dividend periods.  The Preferred Stock is non-voting, other than class voting rights on matters that could adversely affect the Preferred Stock.  The Preferred Stock was auctioned by the Treasury in 2012 and is now held by various investors.  The Preferred Stock may be redeemed at any time with regulatory approval.